UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to

Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 2, 2008

OSCIENT PHARMACEUTICALS CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	0-10824	04-2297484
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Winter Street, Suite 2200

Waltham, Massachusetts 02451

(Address of principal executive offices, including zip code)

(781) 398-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On December 2, 2008 Oscient Pharmaceuticals Corporation (the “Company”) received a Paragraph IV Certification Notice in accordance with 21 U.S.C. 355(j)(2)(B)(iv) from Lupin Limited (“Lupin”), advising the Company of the filing of an Abbreviated New Drug Application (“ANDA”) with the U.S. Food and Drug Administration (“FDA”) for a generic version of ANTARA® (fenofibrate) capsules. The Company received the certification as the holder of the New Drug Application for ANTARA.

Lupin’s certification notice sets forth allegations that the FDA Orange Book listed patent, U.S. Patent No. 7,101,574, is invalid and/or will not be infringed by the commercial manufacture, use or sale of the drug product described in Lupin’s ANDA. U.S. Patent No. 7,101,574 expires in 2020.

The Company is evaluating the Paragraph IV Certification Notice received from Lupin.

On December 3, 2008 the Company issued a News Release announcing its receipt of the Paragraph IV Certification Notice referenced herein. A copy of the News Release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

99.1	News Release issued by the Company on December 3, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSCIENT PHARMACEUTICALS CORPORATION

By:	/s/ Philippe M. Maitre
Name:	Philippe M. Maitre
Title:	Executive Vice President and Chief Financial
Officer

Date: December 3, 2008